v vv TransUnion First Quarter 2021 Earnings Chris Cartwright, President and CEO Todd Cello, CFO Exhibit 99.2

© 2021 Trans Union LLC All Rights Reserved | 2 Forward-Looking Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of TransUnion’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Factors that could cause TransUnion’s actual results to differ materially from those described in the forward-looking statements, including the effects of the COVID-19 pandemic and the timing of the recovery from the COVID-19 pandemic, can be found in TransUnion’s Annual Report on Form 10-K for the year ended December 31, 2020, as modified in any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with (or furnished to) the Securities and Exchange Commission and are available on TransUnion's website (www.transunion.com/tru) and on the Securities and Exchange Commission's website (www.sec.gov). TransUnion undertakes no obligation to update the forward-looking statements to reflect the impact of events or circumstances that may arise after the date of the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements. Non-GAAP Financial Information This investor presentation includes certain non-GAAP measures that are more fully described in our Current Report on Form 8-K, furnished as Exhibit 99.1, “Press release of TransUnion dated April 27, 2021, announcing results for the quarter ended March 31, 2021” under the heading “Non-GAAP Financial Measures,” furnished to the Securities and Exchange Commission on April 27, 2021. These financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of GAAP. Other companies in our industry may define or calculate these measures differently than we do, limiting their usefulness as comparative measures. Because of these limitations, these non-GAAP financial measures should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures are presented in the tables of Exhibit 99.1 of our Current Report on Form 8-K furnished to the Securities and Exchange Commission on April 27, 2021.

© 2021 Trans Union LLC All Rights Reserved | 3 First quarter 2021 highlights1 Second quarter and full year 2021 guidance 4 TransUnion’s unique market position and approach 2 First quarter 2021 financial results3

© 2021 Trans Union LLC All Rights Reserved | 4 First Quarter 2021 Highlights • Significantly outperformed Q1 2021 guidance • Experienced broad improvement across most U.S. verticals and international markets – U.S. Markets: growth accelerated in Financial Services (ex. mortgage) and Emerging Verticals – Consumer Interactive: solid performance – International: improving macro trends drove a return to growth • Raised FY 2021 guidance based on strong Q1 and more bullish outlook

© 2021 Trans Union LLC All Rights Reserved | 5 Innovator / attacker positions across our markets Proven and scalable enterprise growth playbook Powerful data assets Cutting-edge technology capabilities Culture of customer focus and partnership TransUnion’s Unique Market Position and Approach

© 2021 Trans Union LLC All Rights Reserved | 6 Innovator / Attacker Positions Across our Markets • Financial Services: established first-mover advantage with trended and alternative data as well as leading position with FinTech lenders • Insurance: expanding into new use cases and customer adjacencies using data and analytics • Media and Gaming and Gambling: aggressively pursuing high growth adjacencies with a clear right to win • Consumer Interactive: empowering consumers at scale through direct and indirect channels

© 2021 Trans Union LLC All Rights Reserved | 7 Proven and Scalable Enterprise Growth Playbook • Established a replicable approach to client engagement, innovation and adjacencies • Allows TransUnion to deliver growth in excess of a given underlying vertical or geographic market • Enhanced efficacy of our Playbook through establishment of Global Solutions and Global Operations

© 2021 Trans Union LLC All Rights Reserved | 8 Powerful Data Assets • Strategically building an array of alternative data assets to serve core and high growth use cases, including: – Trended credit, payday and online short-term loans, consumer contributed data and income and employment verification – Device-based fraudulent behavior information – Public records data – Data on streaming devices and activity – Driving violation data and state-issued MVRs – Differentiated international data: commercial credit data, public record and other alternative data for insurers

© 2021 Trans Union LLC All Rights Reserved | 9 • Proven track record of delivering on large- scale, complex technology initiatives to sustain our competitive advantage • Staying on the cutting edge of cloud computing and information security through Project Rise, our multi-year technology evolution • Project on plan to deliver considerable operational and financial benefits Cutting-edge Technology Capabilities

© 2021 Trans Union LLC All Rights Reserved | 10 Culture of Customer Focus and Partnership • Fostering a culture that is: – Customer-centric – Humble, yet driven – Accountable – Collaborative • As a result of this culture, we have established a track record of winning in the marketplace, delivering superior results and attracting high-caliber talent

Growth Meaningfully Accelerated Throughout Q1 '21

YoY Organic Constant Currency Revenue Growth Trends

	Results used to inform 2021 Guidance	*Q1 '21 growth meaningfully accelerated after* 2021 Guidance was provided		
	January	February	March	Q1 2021
U.S. Markets	+8%	+10%	+11%	+10%
Financial Services	+13%	+16%	+13%	+14%
Emerging Verticals	+2%	+3%	+8%	+4%
International	(4%)	+4%	+9%	+3%
Canada	+4%	+12%	+10%	+9%
Latin America	+0%	+4%	+12%	+5%
United Kingdom	(16)%	(2)%	+7%	(5)%
Africa	(3)%	(7)%	(4)%	(5)%
India	+1%	+10%	+22%	+11%
Asia Pacific	+14%	+6%	(4)%	+5%
Consumer Interactive	+2%	+0%	+6%	+3%
Consolidated TransUnion	+4%	+7%	+10%	+7%

TransUnion
© 2021 Trans Union LLC All Rights Reserved | 11

© 2021 Trans Union LLC All Rights Reserved | 12 Consolidated Q1 2021 Highlights Year-over-Year Change Revenue 8% Constant Currency Revenue 8% Organic Revenue 8% Organic Constant Currency Revenue 7% Adjusted EBITDA 14% Constant Currency Adjusted EBITDA 13% Organic Constant Currency Adjusted EBITDA 14% Adjusted Diluted EPS 25% Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

© 2021 Trans Union LLC All Rights Reserved | 13 Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2. Reported FX Impact Inorganic Impact Organic Constant Currency Revenue 11% — (1)% 10% Financial Services 14% — — 14% Emerging Verticals 7% — (3)% 4% Adjusted EBITDA 16% — 1% 17% U.S. Markets Q1 2021 Year-over-Year Financial Highlights

© 2021 Trans Union LLC All Rights Reserved | 14 Consumer Interactive Q1 2021 Year-over-Year Financial Highlights Reported FX Impact Inorganic Impact Organic Constant Currency Revenue 3% — — 3% Adjusted EBITDA 2% — — 2% Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

© 2021 Trans Union LLC All Rights Reserved | 15 Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2. International Q1 2021 Year-over-Year Financial Highlights Reported FX Impact Inorganic Impact Organic Constant Currency Revenue 5% (3)% — 3% Canada 15% (6)% — 9% Latin America (1)% +6% — 5% U.K. 3% (8)% — (5)% Africa (4)% (1)% — (5)% India 10% +1% — 11% Asia Pacific 6% (1)% — 5% Adjusted EBITDA 19% (3)% — 16%

© 2021 Trans Union LLC All Rights Reserved | 16 TransUnion Has a Strong Balance Sheet and the Ability to Rapidly Build Cash TTM Adjusted EBITDA Net Leverage $779 $814 $864 $917 $953 $996 $1,032 $1,059 $1,083 $1,062 $1,051 $1,045 $1,082 2.9x 4.9x 4.5x 4.2x 4.0x 3.7x 3.4x 3.2x 3.1x 3.0x 2.9x 2.8x 2.7x $- $200 $400 $600 $800 $1,000 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 2x 3x 4x 5x 6x 7x($ in millions) • Ended Q1 with $433M of cash • Pre-paid $85M of debt • Continued de-levering from most recent peak in mid-2018 • Actively pursuing attractive investments Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

© 2021 Trans Union LLC All Rights Reserved | 17 Q2 2021 Guidance Reported Revenue: $744M to $754M +17% to +19% Assumed M&A contribution: Slightly < 1pt. benefit Assumed FX contribution: ~2pt. benefit Organic Constant Currency Revenue: +15% to +16% Adjusted EBITDA: $296M to $303M +22% to +25% Assumed FX contribution: ~2pt. benefit Adjusted EBITDA Margin: +160bps to +200bps Adjusted Diluted EPS: $0.89 to $0.92 +35% to +39% Q2 2021 revenue guidance includes ~2pt. mortgage headwind Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

© 2021 Trans Union LLC All Rights Reserved | 18 FY 2021 Guidance Reported Revenue: $2.949B to $2.992B +9% to +10% Assumed M&A contribution: ~0.5pt. benefit Assumed FX contribution: ~1pt. benefit Organic Constant Currency Revenue: +7% to +9% Assumed Mortgage impact: ~1pt. to ~1.5pt. headwind Organic CC Revenue ex. Mortgage: +8% to +10% Adjusted EBITDA: $1.157B to $1.189B +11% to +14% Assumed FX contribution: ~1pt. benefit Adjusted EBITDA Margin: +80bps to +130bps Adjusted Diluted EPS: $3.45 to $3.58 +15% to +19% • U.S. Markets up high-single-digits [up low- double-digits ex. mortgage impact] – Financial Services up high-single-digits [up low-double-digits ex. mortgage impact] – Emerging Verticals up low-double-digits • International up mid-teens (as reported) • Consumer Interactive up low-single-digits Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2.

© 2021 Trans Union LLC All Rights Reserved | 19 • Delivered strong Q1 results • Increased FY 2021 guidance based on significantly stronger macro trends • Leveraging differentiated portfolio and market positions to continue to drive best-in-class growth

© 2021 Trans Union LLC All Rights Reserved | 20 Q&A